UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 29, 2007
 Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

1041 521 Corporate Center Drive Fort Mill, South Carolina (Address of principal executive offices)	29715 (Zip Code)

Registrant’s telephone number, including area code:  (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. –Results of Operations and Financial Condition.
     On October 29, 2007, Wellman, Inc. issued a press release with its Third Quarter 2007 Results and information related to EBITDA, as defined. In addition, the Company announced that it will be exploring strategic alternatives for the Company. A copy of the Company’s press release and supplemental information are attached hereto as Exhibit 99.1. This Form 8-K is provided pursuant to Items 2.02 and 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Exhibit
99.1    Press Release dated October 29, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
October 30, 2007	/s/ David R. Styka
David R. Styka
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 29, 2007.

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